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  CUSIP No. 941105108            SCHEDULE 13G              Page 10 of 10 Pages
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                                                                       Exhibit I

                                    AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of WatchGuard Technologies, Inc.

         EXECUTED as a sealed instrument this 13th day of February, 2001.

                                           MATRIX PARTNERS IV, L.P.

                                           By:  Matrix IV Management Co., L.P.
                                                 General Partner



                                                 By: /s/ Andrew W. Verhalen
                                                     ---------------------------
                                                     Andrew W. Verhalen
                                                     General Partner



                                           MATRIX IV ENTREPRENEURS FUND, L.P.

                                           By:  Matrix IV Management Co., L.P.
                                                General Partner


                                                 By: /s/ Andrew W. Verhalen
                                                     ---------------------------
                                                     Andrew W. Verhalen
                                                     General Partner



                                           MATRIX IV MANAGEMENT CO., L.P.



                                                 By: /s/ Andrew W. Verhalen
                                                     ---------------------------
                                                     Andrew W. Verhalen
                                                     General Partner


                                                   /s/ Andrew W. Verhalen
                                           ------------------------------------
                                                     Andrew W. Verhalen


                              Page 10 of 10 pages